Welcome to Investor Day December 11, 2008 Exhibit 99.2

Dave Yost President & Chief Executive Officer

Comment Regarding Forward Looking Statements
This presentation contains forward-looking statements about AmerisourceBergen’s future business and financial performance, estimates and prospects. These statements are based on our current expectations and are subject to uncertainty and change in circumstances. Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships;
changes in customer mix; customer or supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; changes in
U.S. legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceuticals we distribute, including erythropoiesis-stimulating agents (ESAs) used to treat anemia patients; price inflation in branded pharmaceuticals and price deflation in generics; significant breakdown or interruption of our information technology systems; success of integration, restructuring or systems initiatives; interest rate and foreign currency exchange rate fluctuations; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the
United States; the impact of divestitures or the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax legislation or adverse resolution of challenges to our tax positions; our ability to maintain adequate liquidity and financing sources; continued
volatility and further deterioration of the capital markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Our most recent annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports 8-K (which we may revise or supplement in future reports filed to the SEC) provide additional information about these risks, uncertainties and other matters. We do not undertake to update our forward-looking statements.

ABC Today & Tomorrow
Distribution & Related Services
Generics & Fee for Service
Specialty Dist. & Related Services
Health Policy Environment
Packaging & Business Transformation
Financial Review
Questions and Answers
Today’s Agenda

Dave Yost President & Chief Executive Officer
Tony Pera Senior Vice President,
Supply Chain Management
Steve Collis Executive Vice President of ABC
President ABSG
Peyton Howell ABSG President Consulting
Services & Health Policy
Mike DiCandilo Executive Vice President and
Chief Financial Officer of ABC, Chief
Operating Officer of ABDC
Today’s Speakers

6 Today’s Theme … Resilient

7 1.04 1.42 1.95 1.90 1.19 2.09 2.53 2.89 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2001 2002 2003 2004 2005 2006 2007 2008 EPS from Continuing Ops Since Merger Resilient GAAP Basis

Dispensers
Dispensers
Branded
Pharma
Biotech
Generic
Pharma
Manufacturers Products
Manufacturers Products
Retail
Hospitals
Clinics
PBM/Mail
Physicians
LT Care
HBA/OTC
ABC Channel Position
Data/Services
Resilient
Prime
Prime
Vendor
Vendor

ABC Today
Resilient
What we ARE
Drug Dist. & Services
Largest, broadest
Specialty Dist. & Services
Servicing “right” customers
–
Generics
–
Value-added services
Investing in our future
–
ERP/Business Transformation
Focused!
What we are NOT
Heavily customer
concentrated
Heavily exposed to
hospital cap-ex
Subject to foreign
exchange fluctuations
Distracted by
business challenges
Best House in a Great Neighborhood!

ABC Tomorrow
Resilient
The Changes
100% Fee For Service
BT/ ERP completed
Universal health coverage
Generics & Biosimilars
Compliance Packaging
Manufacturer concentration
ABC Opportunity
More predictability
Customer efficiency
More drug utilization
Value-added services
Packaging leadership
More efficiency
ABC: Continually Well Positioned

Primary Growth Drivers
Today & Tomorrow
Resilient
Specialty Drugs
Growing faster than
market
Physician administered
Strong Distribution
–
Oncology
Services
–
Manufacturers
–
Physicians
Generics
Growing Market
Customer mix
advantage
Differentiated offer
Services
–
Manufacturers
–
Dispensers
Global Sourcing

Financial Performance
–
EPS from Continuing Operations up 19%*
–
Revenue up 7%
–
Operating Margin up 7 bps
FY07 +6 bps, FY06 +7 bps
–
$680 million in cash generation
Environment
–
Market growth of 1% to 2%
–
Specialty challenges with anemia drugs
Resilient
FY 2008 Results
*ex: special items, LTC, & vaccine write-down

Pharmaceutical Market Growth
–
1% to 2% in CY 2008
–
3 % to 6% CAGR 2008 to 2012
–
1% to 2% in CY 2009
Current Environment
–
Increase in generic drug utilization
–
Fewer FDA approvals of new drugs
–
Selected drug issues
–
Challenges of the economy
Resilient
Environment: Growing (but slower)

14 Resilient because… Distribution and Related Services deliver value up and down the channel

15 Product Delivery – Reach over 27,000 pharmacies/physicians daily Data Delivery Credit Management Inventory Management Prime Vendor Distribution’s Value to Manufacturers Resilient

Product Delivery
Decreased administration costs
Financing Source
Just-In-Time Inventory
–
For more than 30,000 SKUs
Services to Enhance Business
Prime Vendor Distribution’s
Value to Dispensers
Resilient

17 ABC Revenue Health Systems Alt Site Specialty Group PBM Retail

18 Retail Healthcare Providers – Regional drugstore chains – Food/Drug combination – National chain niches – Community independent pharmacies – Apothecary shops Retail Customers Resilient

Good Neighbor Pharmacy
®
: 3,000 stores
GNP Provider Network
™
: 5,000 stores – 3 Largest
Diabetes Shoppe
®
: 1,000 stores
Private Label Products: 700 SKUs
PRxO
®
Generics & PRxO
®
Generics Plus
Patient management programs
Business coaching
Promotional programs
Retail Value-Added Services
Resilient
rd

20 Nursing Home Providers Managed Care Mail Order Facilities Dialysis Clinics Alternate Site Customers Resilient

21 Contract management Pharmacy efficiency improvement Pharmacy automation Unit-of-use packaging Generics Alt. Site Value-Added Services Resilient

22 RESULT … Lowest Costs and Improved Patient Outcomes

Customer Efficiency
–
Cost Effectiveness
–
Does the customer need the service
–
How can we provide it at best value
Flat (to down) Expenses in FY2009
–
Streamlined organization
–
Consolidated services
Continuous Improvement
The Power of cE2 Philosophy
Resilient

FY 06 to FY 08
Acquisitions
Acquisition Strategy
Resilient
Trent
Asenda
Rep-Pharm
Bellco Health
ABC will be the packager of choice
for pharmaceutical manufacturers
ABC will be the leading wholesale
distributor of branded and generic
pharmaceuticals and related services
ABC will be the leading distributor
of specialty pharmaceutical
products and related services
NMCR
IgG America
AMD
Xcenda
Brecon

25 Resilient … The ABC Leaders that Continue the Growth

Tony Pera Senior Vice President, Supply Chain Management

25 years in Generics Manufacturing
Co-founder Bedford Laboratories
Former head of US generics business of APP,
now part of Fresenius
Joined ABC as President American Health
Packaging in 2006
SVP Supply Chain Management early 2008
Tony Pera
Resilient

28 Generic Pharmaceuticals

Continued Branded patent expirations
Increased awareness and acceptance
Government and payers promoting use of
generics to reduce Healthcare costs
Generic dispensing rates continue to rise
Generics Growth Drivers
Resilient

Patent Expirations
$0
$5
$10
$15
$20
$25
CY 2009 CY 2010 CY 2011
•Prevacid
®
•Topamax
®
•Valtrex
®
•Effexor XR
®
•Aricept
®
•Flomax
®
•Lipitor
®
•Actos
®
•Levaquin
®
Source: IMS Health
Top 3 Products Per Year
Resilient

One player in 6-month exclusivity period
Two players in 6-month exclusivity period
Limited players with hard-to-make drug
Multiple players in easy-to-make drug
The Generics Market Dynamics
Resilient

Generics Philosophy
Procure products from reliable sources
Monitor and react to industry trends
Manage PRxO ® Generics program
–
Provide manufacturers market access
–
Deliver optimal value to customers
–
Customer compliance
Resilient

Generics Profitability Example
Selling Price
Gross Margin
Gross Profit Dollars
Handling Costs
Accounts Payable
Receivable
Working Capital
Returns on Capital
Generic
$20
15%+
$3.00+
Same
60 days+
$20
Lower
Higher
Brand Name
$100
3%
$3.00
Same
30 days
$100
Higher
Lower
Resilient

Increasing transparency with Manufacturers
–
Provide Inventory and Sales Data
–
Improved Inventory Management
Building stronger relationships
–
Transition from transactional to collaborative
–
Executed agreements through 2011
Global Scope
–
Competitive landscape is always evolving
–
Conduct numerous international site visits
–
Attention to quality
Deliver manufacturers significant market share
Generics Manufacturers
Resilient

Retail Healthcare Providers
–
Regional drugstore chains
–
Food/Drug combination
–
Independent pharmacies
Institutional Healthcare Providers
–
Hospital
–
Long Term Care / Alternate Site
The Right Customer Mix
Resilient

Formulary that consists of over 6,500 SKUs
–
Value Pricing
–
Portfolio Management
Tailored programs address specific
customer needs
Focused on customer profitability
Dynamic market response
100 manufacturers in PRxO
®
Generics
PRxO
®
Generics
Resilient

37 Competitive Edge Resilient

Availability Price Quality Competitive and Responsive Secure and Direct Consistent and Timely PRxO ® Generics Customer Value Resilient 38

39 Branded Pharmaceuticals

40 FDA approvals slow and pipelines weak Patent Expirations – $85 billion over next 5 years Increased government pressure and scrutiny Fee-For-Service is the norm Branded Product Environment Resilient

AmerisourceBergen
–
Maintains target inventory levels
–
Provides high customer service levels
–
Credit Management
–
Other Services
–
Data - New Product Launches
–
Manage Returns
Manufacturer
–
Pays fee based on ABCs metric performance
–
Calculated against purchases
Fee-For-Service Process
Resilient

42 FFS has produced market changes Lower inventory levels – Increased cash flow More efficient supply chain – Less returns – Better forecasting Fee-For-Service Results

FFS has produced market changes
More Predictable Revenue
–
Less dependence on price appreciation
–
ABC prefers to get paid for what we do
–
Fees more accurately coincide with services
Improved Manufacturer Relations
–
Increased or established communications
–
Increased transparency
–
Standardized operating procedures
Fee for Service Results
Resilient

Inventory Control
–
Smooth and predictable demand
–
Supply chain safety
Delivery of Products
–
Deliveries to 27,000 ship-to-points per day
–
99+% customer service levels
–
Pick / Pack / Ship approximately 6,600 SKUs
Branded products
Manufacturer Benefits
Resilient

Credit Management
–
Assume down channel credit risk and cash
collections for customer base
–
Prime vendor model facilitates collections
Data
–
Inventory data
–
Available daily
–
Days on hand
–
Invoice level sales data
–
Available daily
–
End customer information
–
Marketing and promotion effectiveness
Manufacturer Benefits
Resilient

Intend to move remaining price appreciation
agreements to FFS
FFS renewals continue to pay us for what
we do
–
95+% of major branded manufacturers on FFS
–
99+% of FFS metrics achieved
The Future of FFS
Resilient

47 FFS continues to be mutually successful Rewards ABC for value delivered Dramatically improves relationship with manufacturer FFS takes costs out of channel Branded Summary Resilient

Steve Collis Executive Vice President & President, AmerisourceBergen Specialty Group

Specialty Group
Distribution & related services primarily to
physicians and biotech manufacturers
Specialty Product Distribution & Services
Biotech Commercialization Services
• Oncology
• Infusion services
• Outsourced logistics
• Plasma-derivative products
• Biotech Distribution
• Nursing support
• Reimbursement mgt
• Dialysis/Nephrology
Market Leadership
Resilient

Distribution
Oncology GPOs
Vaccines 3PLogistics
Plasma-derivative products
Ophthalmology
Dialysis/Nephrology
Specialty Pharmacy
Reimbursement
Management
Health
Economics
Resilient
Integrated, Knowledge-Driven Offerings

Specialty Group Key Business Units
The nation’s largest pharmaceutical services company
focused on the specialty industry
Key business units are customer-focused:
–
ASD Healthcare –
–
Blood
Blood
plasma, dialysis/nephrology
plasma, dialysis/nephrology
products, flu vaccine
products, flu vaccine
–
Besse Medical –
–
Biologicals,
Biologicals,
injectables
injectables
–
ICS –
– 3PL, direct distribution,
3PL, direct distribution,
clinical services
clinical services
–
IgG America –
–
Immune
Immune
globulin-specific specialty
globulin-specific specialty
pharmacy
pharmacy
–
ION –
–
Oncology-specific
Oncology-specific
physician services
physician services
organization
organization
–
Lash Group
– Reimbursement
services, patient assistance
programs
–
NMCR Analytics
– Peer-to-peer
market research in oncology,
hematology
–
Oncology Supply
– Oncology
products, practice management
–
US Bioservices
– Nationwide
specialty pharmacy
–
Xcenda
– Reimbursement
strategy,  outcomes research,
strategic consulting
Resilient

52 $14.6 Billion in FY 2008 Revenue ICS Besse Oncology ASD Services Resilient

Performance Milestones in FY2008
Oncology business posted gains in record
revenue and profit, despite anemia market impact
3PL/direct business topped $2 billion revenue for
2   consecutive year
Successful integration of Bellco’s dialysis
business into ASD Healthcare
Signed multi-year contract extension with DaVita
Record revenue in patient adherence and
reimbursement services
Resilient
nd

54
Undisputed Leader in
Specialty Product Distribution
Largest oncology products distributor and
physician services organization in U.S.
–
More than half of all community-based oncologists in
the country (4,600+)
Largest nephrology/dialysis products distributor
Largest blood plasma products distributor
High market share in ophthalmology

Resilient

55 Product Delivery – Reach physicians daily – Scale efficiencies – Physician groups Data Delivery Credit Management Inventory Management Specialty Distribution’s Value to Manufacturers Resilient

Specialty Services
Value to Manufacturers
Patient access & support programs
–
Support products with patient assistance,
reimbursement mgt., and patient follow-up
Health outcomes & reimbursement strategy
–
Integration of patient/provider education, product
distribution/dispensing, data collection and reporting
Customer Insights & Market Research
–
Healthcare economics & market research
Resilient

Product Delivery
– Daily on orders placed the night before
– All products in one order
– Large-Practice Programs
Financing Source
Just-In-Time Inventory
– Special handling requirements
GPO Services
Specialty Distribution’s
Value to Customers
Resilient

Specialty Services
Value to Customers
Physician Efficiency tools
–
GPO services including training and education
–
Remittance management
Practice Management
–
Webinars / ongoing training
–
Sharing best practices
–
Informatics
Resilient

59 Oncology Growth Oncology pipeline strongest among all pharmaceutical products 750 medicines in development for cancer, compared to 388 for infectious disease the next closest Resilient

Oncology Growth
Total oncology market sales:
–
2012: $80 billion
ESA impact
–
Oncology 2% of total revenue, down 20% in FY2009
Reimbursement environment
–
FDA, black box, other restrictive activities
–
Pressure on AWP and ASP
New FDA requirements (REMS) provide
opportunities for new services and added new
drug approvals
Resilient

Significant impact on FY 2008 Performance
–
Increased shared services
–
Increased cost effectiveness to lower expense
Flat (to down) Expenses in FY2009
–
Continue to drive integration of business units
–
Continue to look for efficiencies and cost
effectiveness
Continuous Improvement
The Power of cE2
Resilient

Delivering Growth in FY2009
Revenue growth of 5% to 7%
Leading position and scale in specialty distribution
–
Leverage scale to drive growth
–
Use customer service focus to expand
–
Increase shared services using CE2
Leader and innovative service provider
–
Respond to manufacturer needs to reach patients and
increase compliance
–
Further integrate service capability to deliver innovative
programs
–
Use distribution data access to increase customer
efficiency and deliver manufacturer programs
Resilient

Peyton Howell, MHA AmerisourceBergen Specialty Group President, Consulting Services & Health Policy

Key health policy trends and breadth of
specialty services offering
Market leading position
Emerging health policy trends driving growth
–
Patient Access Services
–
Risk Mitigation and REMS
–
Patient Education & Compliance Programs
–
Health Outcomes & Values-Based Messaging
Health Reform and the new Administration
–
Unique breadth of services positioned to support
changing health care environment
Overview

Breadth of Service Offering
Positioned for changing environment
Unparalleled services experience
Marketing leading position in supporting specialty biotech & pharma products to meet the needs of patients, providers and payers.
Patient
Access &
Support
Programs
Customer
Insights &
Market
Research
Health
Outcomes &
Reimbursement
Strategy

Snapshot of FY08 Services
Over 8 million unique patient contacts across 80 unique
manufacturer programs
Over 1500 seat call center capability (Charlotte, Dallas and San
Francisco) including reimbursement and nursing professionals
Over 130+ consulting professionals (PhD, PharmD, MPH) with
over 50 new published health outcomes research peer-reviewed articles in 2008
Leading provider of hub-model (or clearinghouse programs) to coordinate patient access services for specialty product launches
Advisory boards and case-based market research including live meetings with over 6,000 physicians and 400 private
payer/manager care leaders in 2008
Over 800 days of live presentations to physicians and health care providers and nearly 300 webcast or teleconferences
Market leading position

Emerging health policy trends driving growth
•
Benefit
Coordination
•
Payer
Restrictions
•
AOB
Coordination
•
Physician office
questions
•
Uninsured and
increased
coinsurance
•
Patient
adherence
•
Benefit
Verification
•
Prior Auth &
Denial Support
•
Electronic test
claims & tracking
•
Billing guides and
coding support
•
Patient assistance
& alternate
coverage research
•
Services such as
outbound
reminder calls
•
Facilitate patient
access
•
Reduce provider
anxiety and
administrative
hassle
•
Increase speed to
therapy
•
Support access to
therapy regardless
of ability to pay
•
Improve patient
compliance
Market Needs Our Services Outcomes
Payer policies expand need for patient access services

Emerging health policy trends driving growth
New Risk Management and REMS requirements need
our unique breadth of services
•
PDUFA (Oct 2007) codified the FDA’s
authority to require further studies of
medical products once they have
reached the market.
•
Federal Register Notice (March, 2008)
implemented first phases of REMS
(some proposed REMS were due
September 21, 2008)
•
ABSG is uniquely positioned with
breadth of offering to effectively manage
a wide range of REMS programs
RiskMap = Risk Minimization Action Plan
REMS = Risk Evaluation and Management Strategy

Emerging health policy trends driving growth
Three Categories of REMS Tools
Use of compulsory reminder systems
Rx only by specially certified providers
Limited dispensing/distribution based on requirements
Dispensing only to patients with documentation
Performance
Linked
Access
Systems
Patient education including acknowledgement forms
Provider training including testing or documentation
Provider/pt enrollment in special data collection
Specialized packaging, limited refills or dosing
Attestations related to safety measure
Reminder
Systems
Healthcare provider letters
Training programs and CE for providers
Patient labeling such as Medication guides and patient
package inserts
Patient training or education systems
Targeted
Education &
Outreach

Patient Education & Compliance
Services Expand Dramatically
Significant new focus on keeping patients using treatments
appropriately
ABSG manages a wide range of such programs including
clinical nurse programs as well as non-clinical patient
advocates
Can be integrated as part of REMS to provide a patient-
focused means to streamline resources
Often integrated with web-based resources for patients and
providers
Emerging health policy trends driving growth

Emerging health policy trends driving growth
Growing Focus on Comparative Effectiveness Research
and Post-Marketing Analytics
Over 175 peer-reviewed publications
AJMC, Medical Care, Value in Health, Epidemiology,
Lancet, JAMA, Archives of IM, Pediatrics, JAGS
Burden of illness
Comparative safety
Compliance and
adherence assessments
Analysis of treatment and
population trends
Economic and resource
utilization analyses
Meta-analyses
Productivity studies
Multi-site chart reviews

72 Health Reform and the New Administration

Key Priorities of the New Administration
Obama Healthcare Plan
Three Key Approaches to
Improve Healthcare
coverage
Improve healthcare quality
and drive down costs by
reducing inefficiency and
waste
Provide affordable health
insurance options for all
Promote prevention and
strengthen public health
Health Reform and the New Administration
Priorities for Change
Uninsured
SCHIP & Medicaid
Opportunity to buy-into
FEHBP
Employer contributions
Changes in Medicare
Advantage
Direct negotiations for
drug prices
Comparative Effectiveness
Generics and other cost-
saving opportunities

Sen. Max Baucus “Call to Action:
Healthcare Reform 2009”
Chair of Senate Finance Committee, this 90-page report
was released in mid-November.
The plan is consistent overall with Obama plan, except it
advocates specifically for an employer mandate to provide
insurance coverage
.
4 Key Components:
–
Strengthen the role of primary care and chronic care
management
–
Refocus payment incentives toward quality
–
Promoting provider collaboration and accountability
–
Improving the healthcare infrastructure
Health Reform and the New Administration

5%
48%
47%
Managed Care Experts Predict Modest
Reforms Focused on Uninsured
Health Reform and the New Administration
Incremental reforms
focused on
expanding access
consistent with the
Obama health plan
Only minor changes to
expand access given
other market factors
Source: Survey of 60 Managed Care  Medical Directors &
Pharmacy Directors conducted by Xcenda at Managed Care
Network (MCN) Meeting on November 7, 2008.
Significant reforms to
include the bulk of the
Obama health plan or more

Health Reform and the New Administration
Key Reforms and Potential Impact for ABC
No impact for Part B drugs or related physician
services is expected.
Medicare Part B
Reforms
Reductions in payment to MA plans will not
impact ABC
Medicare
Advantage
Expands access, and like the implementation of
Part D, should increase utilization.
Uninsured
No direct impact expected.
Gov negotiated
drug pricing
No significant impact expected. Could increase
consulting and data services opportunities.
Comparative
Effectiveness
Specialty Group well positioned to benefit due
to market share and support services.
Biosimilars

Making progress on the uninsured leads
likely reforms for 2009
SCHIP is renewed and an expansion of Medicaid is
possible to address the uninsured (focused on children).
–
Changes in Medicare Advantage will help to fund access issues.
Ban on pre-existing condition exclusions
Potential buy-in option to FEHBP is developed
Medicare Physician Fee Schedule cuts are averted
although it could be another temporary fix.
Concerns regarding patient out-of-pocket costs will grow
Some form of resource to facilitate access to Comparative
Effectiveness research will be created
Health Reform and the New Administration

Breadth of Specialty Services
To Drive Future Growth
Unique combination of services rather than
the individual components
Core services becoming more important to
physicians, patients and manufacturers:
–
Payer requirements
–
Focus on health outcomes and value
–
New REMS related programs and requirements
Concluding Thoughts

Mike DiCandilo Executive Vice President, Chief Financial Officer, & Chief Operating Officer of ABDC

80 AmerisourceBergen Packaging Group

Packaging Group Overview
Three operating companies: 2 U.S., 1 U.K.
13 facilities totaling 1.4 Million sq ft
1,400 employees
Over 200 packaging lines
Strong regulatory compliance profiles
25+ product launches expected  in FY09
Preferred supplier to top global brand
manufacturers and preferred relationships with
large segment of generics manufacturers
Resilient

Packaging Group Value Proposition
Low cost, flexible operations
–
New product launch capabilities
–
Adaptive work force
Operational Excellence
–
Strong, experienced management team
–
Exemplary FDA compliance
–
Lean Six Sigma
–
Expanded controlled substance capabilities
Resilient

Packaging Group Value Proposition
Special customized packaging capabilities
–
Compliance in a bottle (CIAB)
–
Hospital unit dose, compliance packaging
–
Clinical trial packaging
Unique engineering expertise
–
Innovative and highly automated packaging
processes
–
Proprietary packaging formats
Resilient

84 Resilient Product Launch Capabilities VIDEO

Well-positioned for continued global
pharmaceutical outsourcing
Compliance packaging improves patient
outcomes and increases pharma sales
Customized Packaging (HUD) lowers cost for
pharmacies
Continued innovations in high value products
will fuel growth
Quality, performance, and reputation,
increasing account penetration
Packaging Group Summary
Resilient

86 Business Transformation

Develop and deploy enhanced capabilities
Develop and deploy enhanced capabilities
in all areas of ABC’s business and infrastructure
in all areas of ABC’s business and infrastructure
Strategic Intent
ABC Dispensers Manufacturers
Execute
Execute
an
an
ERP-enabled
ERP-enabled
Business
Business Transformation
Program
Program
to
to
dramatically
dramatically
enhance
enhance
AmerisourceBergen’s
AmerisourceBergen’s
efficiency
efficiency
and
and
ease
ease
of
of
doing
doing
business
business
Business Transformation

We are here -
Mobili
zation
Detail Design
Build
Test
Deploy
Scope
Confirm
ation
Design
Ongoing Maintenance
& Support
Phase 2:
Detail Design, Build & Test
Phase 3:
Deployment
Phase 4:
Support
Phase 1:
Blueprint
*Multiple Detailed Design, Build, Test and Deploy phases will occur based on Deployment schedule
Organizational Change Management
Program Management & Governance
Technical Architecture
BT Program Plan

Benefits of Business Transformation
Easier for customers to do business with ABC
Customer access to ordering, receiving,
inventory management and account
management tools
Integrated customer-facing ordering systems
with ABC’s ordering / supply management
systems
More accurate, credible, and valuable data

BT Investment
$
$200 million to $250 million cumulative through
FY 2011
FY 2009 largest spend
–
Approximately $100 million, 2/3 capitalized, 1/3
expense
Included in our guidance
Value realization predominantly 2012 and
beyond

What You Need to Know Now
BT represents a continued investment by ABC to
drive the highest customer satisfaction and
efficiency with cost effective solutions & services
Strong experienced program management team
in charge
FY 09 Guidance includes BT cost and capital
Primarily a cost through FY 2011, Benefits in FY
2012
Will keep you updated

92 Financial Review

EPS growth of approximately 15%
Revenue growth with market
Operating margin expansion
ROIC > WACC
Free cash flow approximates net income
Minimum 30% of free cash returned to
shareholders
Resilient
Long Term Financial Goals

94 1.04 1.42 1.95 1.90 1.19 2.09 2.53 2.89 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2001 2002 2003 2004 2005 2006 2007 2008 EPS from Continuing Ops Since Merger Resilient GAAP basis

95 Pharmaceutical Distribution Revenues Resilient $53.9 $60.4 $65.3 $70.2 $40.0 $45.0 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 2005 2006 2007 2008

+7
bps
+6
bps
+7
bps
Operating margin improvement
Pharmaceutical Distribution
Operating Ratios
0.75%
0.95%
1.15%
1.35%
1.55%
1.75%
1.95%
2005 2006 2007 2008
0.75%
1.25%
1.75%
2.25%
2.75%
Operating Expenses %
Operating Income %
Resilient
GP %
Op exp %
Op Inc %

$0.0
$0.5
$1.0
$1.5
$2.0
2005 2006 2007 2008
Debt
Repayment
Capital
Expenditures
Dividends
Acquisitions
Share
Repurchases
Cash flow
from
operations
Income
from
continuing
operations
$ billions
Cash Generation
Resilient
and Deployment

Fiscal Year 2008 Results
Diluted EPS from Continuing Operations of $2.89, up 14% ,19% ex-items
Record revenue of $70.2 billion, up 7%
Pharmaceutical Dist. operating margin 1.19%, up 7 bps
ROIC > WACC
Free cash flow: $600 Million, > 100% Income from continuing ops
$680 million of share repurchase, > 100% of free cash flow
Met or Exceeded FY 2008 Guidance
Resilient

Resilient
Fiscal Year 2009 Targets
Diluted EPS of $3.08-$3.25, up 7% to 12%
Total revenue growth of 1% to 3%
Operating Margin expansion – low to mid single digit basis
points
—
Operating expense dollars flat to down
ROIC > WACC
Free cash flow of $460 to $535 Million
– Includes CapEx of $140 Million
Share Repurchases of approximately $350 Million
– Average shares down about 5%

Revenue Growth
Margin Expansion
Op Inc Growth
Cash Deployment
EPS Growth
FY08
7%
4%
11%
8%
19%*
FY 09
1-3%
2-3%
3-6%
4-6%
7-12%
EPS Growth Estimate
FY 09   Drivers
- Market growth 1-2%
- Walgreens -3%
- Back-ended
- Share repurchase
$350 million
- Net interest
expense up
- Flat to down
expense dollars
- Generics
- Customer mix
*Excluding special items, LTC, & vaccine write-down
FY2009 EPS
$3.08 to $3.25

Fiscal Year 2009 Targets
Revenue Growth and Operating Margin by Business Unit
Business
Unit
% of Total
Revenue
Revenue
Growth
ABDC
ABSG
ABPG
Total
0% - 2%
5% - 7%
4% - 6%
1% - 3%
77% - 80%
20% - 22%
1/2%
100%
Operating*
Margin Range
1.03% - 1.09%
1.55% - 1.65%
10% - 12%
1.20% – 1.25%
*Based on total revenue
Resilient

Resilient
Capital Structure Goals
Adequate Liquidity
–
Maintenance cash
–
$750 million revolving credit facility, expires 2011
–
$975 million A/R securitization facility expires June
and November 2009
–
No long-term debt due until 2012, then 2015
Maintain Access To Capital
–
Investment grade important
Maintain Flexibility
–
Cash & borrowing capacity to make acquisitions

What’s Available?
$878 million of cash and short-term investments
@ 9/30/08 ($450 million available)
Free Cash Flow of $460-$535 million expected for FY09
Total available for investment abut $900 million -$1 billion, excluding additional borrowing capacity
Where to deploy?
$350 million of shares expected to be repurchased in FY09
($500 million authorized)
$60 million for dividend (increased 33%)
$500-$600 million available for further investment
Significant Financial Flexibility
Fiscal 2009 Capital Deployment
Resilient

Questions & Answers

105 Resilient Focused on Growing Pharmaceutical Channel Positioned in Channel for Growth Right Investments for Future Growth